Exhibit 10.14






                           VON HOFFMANN HOLDINGS INC.

                             2003 STOCK OPTION PLAN



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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

1. Purposes...................................................................1

2. Stock Subject to the Plan..................................................1

3. Administration of the Plan.................................................2

4. Eligibility................................................................3

5. Option Price and Payment...................................................3

6. Terms of Options and Limitations on the Right of Exercise..................4

7. Termination of Employment or Service.......................................5

8. Exercise of Options........................................................7

9. Use of Proceeds............................................................8

10. Non-Transferability of Options............................................8

11. Adjustment of Shares; Effect of Certain Transactions......................8

12. Right to Terminate Employment.............................................9

13. Purchase for Investment...................................................9

14. Issuance of Stock Certificates; Legends; Payment of......................10

15. Withholding Taxes........................................................10

16. Listing of Shares and Related Matters....................................11

17. Amendment of the Plan....................................................11

18. Termination or Suspension of the Plan....................................11

19. Governing Law............................................................11

20. Partial Invalidity.......................................................11

21. Effective Date...........................................................12


                                      (i)
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                           VON HOFFMANN HOLDINGS INC.
                             2003 STOCK OPTION PLAN

1.         PURPOSES

                     VON HOFFMANN HOLDINGS INC. (the "Company"), wishes to provide certain of its non-employee directors and key employees and certain of the non-employee directors and key employees of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thereby create in such non-employee directors and key employees an increased interest in and a greater concern for the welfare of the Company.

                     The Company, by means of this 2003 Stock Option Plan (the "Plan"), seeks to retain the services of persons now holding key positions and also to secure and retain the services of persons capable of filling such positions.

                     The stock options ("Options") offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any non-employee director or key employee.

                     The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"). The Company makes no warranty, however, as to the qualification of any Option as an Incentive Option.

2.         STOCK SUBJECT TO THE PLAN

                     Options granted under the Plan shall be exercisable for shares of common stock, par value $0.01, of the Company (collectively, "Common Stock"). Subject to Section 11 hereof, the total number of shares of Common Stock of the Company authorized for issuance upon the exercise of Options under the Plan (the "Shares") shall not exceed, in the aggregate, 2,773,400 Shares, with no individual to be granted Options to purchase more than 2,773,400 Shares.

                     Shares available for issuance under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options granted under the Plan expire or terminate without having been fully exercised, the Shares covered by the unexercised portion of such expired or terminated Options may again be subject to an Option under the Plan.

                     Except as provided in Sections 18 and 21 and subject to
Section 3, the Company may, from time to time during the period beginning on February 10, 2003 (the "Effective Date") and ending on February 10, 2013 (the "Termination Date"), grant to certain non-employee directors or key employees of


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the Company, or non-employee directors or key employees of any subsidiary corporation or parent corporation of the Company, Incentive Options and/or Non-Qualified Options under the terms hereinafter set forth.

                     As used in the Plan, the term "parent corporation" and "subsidiary corporation" shall mean a corporation within the definitions of such terms contained in Sections 424(e) and 424(f) of the Code, respectively.

3.         ADMINISTRATION OF THE PLAN

                     The board of directors of the Company (the "Board of Directors") shall administer the Plan, provided that the Board of Directors may, from time to time, designate from among its members a committee (the "Committee"), to administer the Plan. A majority of the members of the Committee shall constitute a quorum and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors and any vacancy on the Committee at any time may be filled by resolution adopted by the Board of Directors. If the Board of Directors administers the Plan, then reference herein, or in any option agreement granting Options pursuant to the Plan, to the Committee shall, unless the context otherwise requires, be deemed to include a reference to the Board of Directors.

                     Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine the non-employee directors or key employees to whom Options shall be granted, the time when such persons shall be granted Options, the number of Shares which shall be subject to each Option, the purchase price of each Share which shall be subject to each Option, the period(s) during which such Options shall be exercisable (whether in whole or part), and the other terms and provisions thereof.

                     Subject to the express provisions of the Plan, the Committee also shall have the authority to construe the Plan and the Options granted hereunder, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for administering the Plan, in each case in its sole discretion.

                     The Committee may establish performance standards for determining the periods during which Options shall be exercisable, including without limitation standards based on the earnings of the Company and its subsidiaries for various fiscal periods. The Committee shall define such performance criteria and, from time to time, the Committee in its sole discretion and in administering the Plan may make adjustments to such performance criteria for any fiscal period so that extraordinary or unusual charges or credits, acquisitions, mergers, consolidations, and other corporate transactions and other elements of or factors influencing the calculations of earnings or any other performance standard do not distort or affect the operation of the Plan in a manner inconsistent with the achievement of its purpose.


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                     Any determination of the Committee on the matters referred to in this Section 3 shall be conclusive.

                     The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company or such subsidiary corporation or parent corporation of the Company whose employees have benefited from the Plan, as determined by the Committee. No member or former member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Options granted hereunder.

4.         ELIGIBILITY

                     Options may be granted only to non-employee directors and key employees of the Company or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired; provided, however that Incentive Options may only be granted to key employees of the Company or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired. The Plan does not create a right in any person to participate in, or be granted Options under, the Plan.

5.         OPTION PRICE AND PAYMENT

                     The price for each Share purchasable under any Option granted hereunder shall be determined by the Committee in its good faith judgment, but shall not be less than one hundred percent (100%) of the "fair market value" (as determined in the manner specified below) per Share at the date the Option is granted; provided, however, that in the case of an Incentive Option granted to a key employee who, at the time such Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary corporation or parent corporation, the purchase price for each Share shall be not less than one hundred ten percent (110%) of the fair market value per Share at the date the Option is granted. In determining the stock ownership of a key employee for any purpose under the Plan, the rules of Section 424(d) of the Code shall be applied, and the Committee may rely on representations of fact made to it by the key employee and believed by it to be true.

                     The Committee shall determine the fair market value of the Shares for all purposes of the Plan in its good faith judgment based on the total number of shares of Common Stock then outstanding, taking into account all outstanding options, warrants, rights or other securities exercisable or exchangeable for, or convertible into, shares of Common Stock.

                     For purposes of this Plan, the determination by the Committee of the fair market value of a share shall be conclusive.


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                     Upon the exercise of an Option granted hereunder, the
Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price therefor in cash; provided, however, that in lieu of cash, the holder of an Option may, if the terms of such Option so provide and to the extent permitted by applicable law, exercise an Option, in whole or in part, (a) (x) by delivering to the Company shares of Common Stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder, or (y) by requesting that the Company withhold shares of Common Stock of the Company issuable upon exercise of the Option, in either case, having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised, the fair market value of the shares of Common Stock so delivered or withheld to be determined as of the date immediately preceding the date of exercise, or as otherwise may be required to comply with or conform to the requirements of any applicable law or regulations, or (b) by delivering to the Company such other form of payment as the Committee shall permit in its sole discretion at the time of the grant of the Option.

6.        TERMS OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

                     Any Option granted hereunder shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option; provided, however, that an Incentive Option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted; and provided, further, that in the case of an Incentive Option granted to a key employee who, at the time such Incentive Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, such Incentive Option shall not be exercisable after the expiration of five (5) years from the date such Incentive Option is granted.

                     The Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

                     To the extent that an Option granted hereunder is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised portion.

                     Except as otherwise provided under the Code, to the extent that the aggregate fair market value of stock for which Incentive Options (under all stock option plans of the Company and of any parent corporation or subsidiary corporation of the Company) are exercisable for the first time by a key employee during any calendar year exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Non-Qualified Options. For purposes of this limitation, (a) the fair market value of stock is determined as of the time the Option is granted and (b) Options will be taken into account in the order in which they were granted.


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                     In no event shall an Option granted hereunder be exercised for a fraction of a Share.

                     A person entitled to receive Shares upon the exercise of an Option granted hereunder shall not have the rights of a stockholder with respect to such Shares until the date of issuance of a stock certificate to him or her for such Shares; provided, however, that until such stock certificate is issued, any holder of an Option using previously acquired shares of Common Stock in payment of the exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares of Common Stock.

7.         TERMINATION OF EMPLOYMENT OR SERVICE

                     Upon termination of employment of any key employee or termination of service of any non-employee director with the Company and all subsidiary corporations and parent corporations of the Company, any Option previously granted to such person, unless otherwise specified by the Committee in the Option, to the extent not theretofore exercised, shall terminate and become null and void; provided, however, that:

                     A. if any key employee or non-employee director shall die while in the employ or service of such corporation, any Option granted hereunder, unless otherwise specified by the Committee in the letter granting such Option, shall be exercisable for any or all of such number of Shares that such employee or non-employee director is entitled to purchase at the time of death, by the legal representative of such employee or non-employee director or by such person who acquired such Option by bequest or inheritance or by reason of the death of such employee or non-employee director, at any time up to and including one (1) year after the date of death;

                     B. if the employment or service of any key employee or non-employee director shall terminate by reason of such employee's or non-employee director's disability (as defined below), any Option granted hereunder, unless otherwise specified by the Committee in the letter granting such Option, shall be exercisable for any or all of such number of Shares that such key employee or non-employee director is entitled to purchase at the effective date of termination of employment or service by reason of disability, at any time up to and including six (6) months after the effective date of such termination of employment or service;

                     C. (x) in the case of a key employee, if the employment of such employee to whom such Option shall have been granted shall terminate by reason of dismissal by the employer other than for cause (as defined below), and while such employee is entitled to exercise such Option as herein provided, such employee shall have the right to exercise such Option so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares that such employee is entitled to purchase pursuant to such Option at the time of such termination, at any time up to and including thirty (30) days after the date of termination of employment, and (y) in the case of a non-employee director, if the service of such director shall terminate (i) by reason of the non-employee director's voluntary retirement from service as a director of the Company or (ii) due to failure on the part of the Company to retain or nominate


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for re-election such director who is otherwise eligible, unless due to an act of
(a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any subsidiary corporation or parent corporation of the Company (the acts described in (a) and (b) collectively, the "Termination Acts"), any Option granted hereunder, unless otherwise specified by the Committee in the letter granting such Option, shall be exercisable for any or all of such number of Shares that such non-employee director is entitled to exercise at the effective date of termination of service, at any time up to and including thirty (30) days after the effective date of such termination of service; and

                     D. if the employment or service of any key employee or non-employee director shall terminate by any reason other than that provided for in clauses (A), (B) or (C) above, any Option granted hereunder, unless otherwise specified by the Committee in the letter granting such Option shall, to the extent not theretofore exercised, become null and void.

                     Notwithstanding clauses (A), (B) and (C) above, none of the events described in clauses (A), (B) or (C) above shall extend the period of exercisability of the Option beyond the expiration date thereof.

                     If an Option granted hereunder shall be exercised by the legal representative of a deceased grantee or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of the death of any non-employee director, employee, former non-employee director or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

                     For purposes of the Plan, the term "for cause" shall mean
(a) with respect to a grantee who is a party to a written employment or retention agreement with, or, alternatively, participates in a compensation or benefit plan (other than the Plan) of, the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment or services thereunder by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined therein (if a grantee is both party to an employment or retention agreement and participates in such a plan, the definition contained in such employment or retention agreement shall control); or (b) in all other cases, as determined by the Committee or the Board of Directors in its sole discretion that one or more of the following has occurred, (i) the conviction of such grantee by a court of competent jurisdiction of, or entry of a plea of nolo contendere with respect to, a felony or any other crime which involves fraud, dishonesty or moral turpitude; (ii) fraud, embezzlement or gross insubordination on the part of such grantee; (iii) such grantee's chronic abuse of or dependence on alcohol or drugs (illicit or otherwise) that interferes with the performance of such grantee's duties, responsibilities or obligations to the Company or any of its subsidiaries; (iv) the material breach by such grantee of Section 6.1 of the Shareholders' Agreement, dated as of May 22, 1997 (as amended), by and among


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Von Hoffmann Corporation (now named Von Hoffmann Holdings Inc.) and its stockholders who are parties thereto; or (v) any act by such grantee which (A) is intended to result in substantial personal enrichment of such grantee at the expense of the Company or any of its subsidiaries or (B) may have a material adverse impact on the business or reputation of the Company or any of its subsidiaries (such determination to be made by the Board or the board of directors of Von Hoffmann Corporation, in either case, in such board's reasonable judgment).

                     For all purposes of the Plan, the term "disability" means
(i) with respect to a grantee who is a party to a written employment or retention agreement with the Company, which agreement contains a definition of "disability" or" permanent disability" (or words of like import) for purposes of termination of employment or services thereunder by the Company, "disability" or "permanent disability" as defined in the most recent of such agreements, or (ii) in all other cases, means such grantee's inability to perform substantially his or her duties and responsibilities to the Company or any of its subsidiaries by reason of physical or mental illness, injury, infirmity or condition: (i ) for a continuous period for 120 days or one or more periods aggregating 150 days in any twelve-month period for 120 days or one or more periods aggregating 150 days in any twelve-month period; (ii) at such time as such grantee is eligible to receive disability income payments under any long-term disability insurance plan maintained by the Company or any of its subsidiaries; or (iii) at such earlier time as such grantee or the Company or Von Hoffmann Corporation submits medical evidence, in the form of a physician's certification, that such grantee has a physical or mental illness, injury, infirmity or condition that will likely prevent such grantee from substantially performing his duties and responsibilities for 120 days or longer.

                     For purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of determination, the individual is an "employee" of such corporation for purposes of Section 422(a) of the Code. An employment relationship shall be deemed to continue while an individual is on a bona fide leave of absence if the period of such leave does not exceed ninety (90) days or, if longer, if such individual's right to reemployment is guaranteed by statute or contract.

                     A termination of employment shall not be deemed to occur by reason of (i) the transfer of an employee from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company or
(ii) the transfer of an employee from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

8.         EXERCISE OF OPTIONS

                     Subject to the limitations on exercise referred to in Sections 6 and 7 hereof, Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by giving written notice of exercise to the corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased


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(including the class of such Shares), and specifying a business day not more than fifteen (15) days from the date such notice is given for the payment of the purchase price against delivery of the Shares being purchased. Subject to the terms of Sections 13, 14 and 15 hereof, the Company shall cause certificates for the Shares so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

9.         USE OF PROCEEDS

                     The cash proceeds of the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

10.        NON-TRANSFERABILITY OF OPTIONS

                     An Option granted hereunder shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder. Except to the extent provided above, Options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Notwithstanding the foregoing, at the discretion of the Committee, a Non-Qualified Option may be transferred by an optionee solely to such optionee's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons.

11.        ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

                     Notwithstanding any other provision contained herein, in the event of any change in the Shares subject to the Plan or to any Option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in the capital structure of the Company), an adjustment shall be made to each outstanding Option that the Committee in its sole discretion deems appropriate. The term "Shares" after any such change shall refer to the securities, cash and/or property then receivable upon exercise of an Option. In addition, in the event of any such change, the Committee shall make any further adjustment to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Options, the maximum number of Shares for which Options may be granted to any one optionee and the number of Shares and exercise price per Share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Committee as to these matters shall be conclusive and binding on the optionee; provided, however, that (a) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code (or any successor provision) and (b) in no event shall any adjustment be made which


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would render any Incentive Option granted hereunder other than an "incentive stock option" as defined in Section 422 of the Code.

                     Unless otherwise set forth in the letter granting any Option, the Committee, in its sole discretion, may determine that, upon the occurrence of a transaction described in the preceding paragraph which also results in a "change in control," all or part of such Option outstanding hereunder shall terminate within a specified number of days after notice to the holder and/or be immediately vested and exercisable, and such holder shall receive securities, cash and/or other property as would have been received in respect of the Shares subject to such Option had the vested portion of such Option been exercised immediately prior to such transaction.

12.        RIGHT TO TERMINATE EMPLOYMENT

                     The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment or service of any holder of an Option granted hereunder and it shall not impose any obligation on the part of any holder of an Option granted hereunder to remain in the employ or service of the Company or any subsidiary corporation or parent corporation thereof.

13.        PURCHASE FOR INVESTMENT

                     Except as hereinafter provided, the Committee may require the holder of an Option granted hereunder, as a condition of exercise of such Option in the event the Shares subject to such Option are not registered pursuant to an effective registration statement under the Securities Act and applicable state securities laws, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which such holder
(1) represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof in violation of any federal or state securities laws, and (2) agrees that any subsequent resale or distribution of any of such Shares shall be made only pursuant to either (i) an effective registration statement under the Securities Act covering such Shares and under applicable state securities laws or (ii) specific exemptions from the registration requirements of the Securities Act and any applicable state securities laws, based on a written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application thereto of any such exemptions.

                     Nothing herein shall be construed as requiring the Company to register Shares subject to any Option under the Securities Act or any state securities law and, to the extent deemed necessary by the Company, Shares issued upon exercise of an Option may contain a legend to the effect that registration rights had not been granted with respect to such Shares.


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14.        ISSUANCE OF STOCK CERTIFICATES; LEGENDS; PAYMENT OF  EXPENSES

                     Upon any exercise of an Option granted hereunder and payment of the purchase price therefor, a certificate or certificates representing the Shares shall be issued by the Company in the name of the person exercising the Option and shall be delivered to or upon the order of such person.

                     The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as the Committee, in its sole discretion, determines to be necessary or appropriate to
(a) prevent a violation of, or to comply with the procedures for an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or (c) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

                     The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a registration statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such registration statement has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of the Shares an optionee receives in the registration statement.

                     All Shares issued as provided herein shall be fully paid and nonassessable to the extent permitted by law.

15.        WITHHOLDING TAXES

                     The Company will require, as a condition to an optionee exercising an Option granted hereunder, that the optionee reimburse the corporation which employs such optionee for any taxes required by any governmental regulatory authority to be withheld or otherwise deducted and paid by such corporation in respect of the issuance and/or disposition of such Shares. In lieu thereof, the corporation that employs such optionee shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the optionee upon such terms and conditions as the Committee shall prescribe. The Company may, in its discretion, hold the stock certificate to which such optionee is entitled upon the exercise of an Option granted hereunder as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated.


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16.        LISTING OF SHARES AND RELATED MATTERS

                     If at any time the Committee shall determine that the listing, registration or qualification of the Shares subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of, or in connection with, the granting of an Option, or the issuance of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

17.        AMENDMENT OF THE PLAN

                     The Board of Directors may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will (a) increase the total number of Shares issuable pursuant to Options under the Plan or the maximum number of Shares for which Options may be granted to any one optionee (other than an increase resulting from an adjustment provided for in Section 11 hereof), (b) reduce the exercise price of any Incentive Option granted hereunder, or (c) modify the provisions of the Plan relating to eligibility. The rights and obligations under any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be materially and adversely affected by amendment of the Plan or the Option without the consent of the holder of such Option.

18.        TERMINATION OR SUSPENSION OF THE PLAN

                     The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated by action of the Board of Directors, shall terminate at the close of business on the Termination Date. Options may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted. The power of the Committee to construe and administer any Options under Section 3 that are granted prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

19.        GOVERNING LAW

                     The Plan, the Options granted hereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware from time to time obtaining.

20.        PARTIAL INVALIDITY

                     The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.


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
21.        EFFECTIVE DATE

                     The Plan shall become effective at 5:00 P.M., New York City time, on the Effective Date.



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